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                                                                   EXHIBIT 10.53



                   THE BANK OF N.T. BUTTERFIELD & SON LIMITED

                           ASSIGNMENT OF LIFE POLICY

                                  The Schedule

====================================================================================================
  Date:
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  Policy Owner:

  Horizon Exploration Ltd

  6 Pembroke Road

  Sevenoaks

  Kent, TN13 1XR

  Policy Details:

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  Date & Number           Insurer's Name        Life Assured        Sum Assured        Maturity Date

  9 Dec, 1993             National              Gerald Martin       L.250,000          9 Dec, 1998

  D137343F                Westminster           Harrison

                          Life Assurance

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  Loan Agreement:

  Dated 23 August 1994
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  Policy Owner's

  Solicitors:

====================================================================================================


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THIS ASSIGNMENT is made on the date set out in the Schedule BETWEEN THE
POLICY OWNER of the one part and THE BANK of the other part

NOW IT IS WITNESSED

1.       Definitions

The Policy Owner          The Policy Owner described in the Schedule and so
                          that where the Policy Owner includes more than one person or corporate body the term "the Policy Owner" shall be construed as referring to all or any one or more of those persons or corporate bodies and the obligations of the Policy Owner shall be joint and several

The Bank The Bank of N.T. Butterfield & Son Limited incorporated in Bermuda with limited liability and having its London Branch Office at 24 Chiswell Street London EC1Y 4TY and where the context admits the term "the Bank" includes its successors and assigns whether immediate or derivative

The Policy                The policy or policies of assurance brief details of
                          which are set out in the Schedule and so that where the Policy includes more than one such policy of assurance the term "the Policy" shall be construed as referring to all or any one or more of those policies as the context admits or requires and likewise to any substituted policy or policies of assurance as are referred to herein

The Loan Agreement        The Loan Agreement or Facility Letter (if any) of
                          which brief details are specified in the Schedule

Interest Rate             The rate of interest specified in the Loan Agreement
                          or where there is no Loan Agreement or the rate specified therein cannot be ascertained the usual rate of interest of the Bank in dealing with current accounts payable on such days as the Bank may from time to time determine and compounded in the event of it not being punctually paid with monthly quarterly or other periodic rests as the Bank shall deem fit
                          (but without prejudice to the right of the Bank to require payment of such interest) and in the absence of





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                          manifest error the certificate of an authorised
                          officer of the Bank shall be conclusive as to the rate from time to time applicable

2.       Assignment

2.1 This Assignment is expressly made for securing present and further advances

2.2 The Policy Owner as beneficial owner HEREBY ASSIGNS unto the Bank (subject only to the proviso for re-assignment in Clause 2.3) the Policy and all money (including bonuses) that may at any time become payable thereunder and the benefit of all powers and remedies for enforcing the same and all options rights and monies devolving upon the Policy Owner therefrom or under or from any policy or policies that may be substituted therefor with power to give an effectual discharge for all or any of the monies assured or to become payable thereunder as a continuing security for:-

2.2.1 All present and/or future indebtedness of the Policy Owner to the Bank on any account whatsoever as mentioned in clause 3.1 hereof

2.2.2 All other liabilities whatsoever of the Policy Owner to the Bank present future actual or contingent

2.2.3 All costs and expenses arising hereunder as hereinafter provided together in each case with interest thereon from day to day from demand until full discharge (as well after as before judgment or the death insanity insolvency or other incapacity of the Policy Owner) at the Interest Rate TO

HOLD the same unto the Bank absolutely

2.3 Provided that if the Policy Owner or the successors in title of the Policy Owner shall pay to the Bank all moneys and discharge all obligations and liabilities hereby secured the Bank shall at the request and cost of the Policy Owner or such successors in title reassign the same to the Policy Owner or such successors in title or as they shall direct

3.       Policy Owner's Covenants

The Policy Owner COVENANTS with the Bank

3.1 ON DEMAND (save where otherwise specified in the Loan Agreement or agreed in writing between the parties hereto) to pay to the Bank all money and discharge all obligations liabilities as now are or at any time hereafter may be due owing or incurred from or by the Policy Owner to the Bank or for





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which the Policy Owner may be or become liable to it in whatever currency denominated on any current or other account or in any manner whatever (whether alone or joint with any other person or corporate body and in whatever style or form and whether as principal or surety) including (without prejudice to the generality of the above) all liabilities in connection with foreign exchange transactions and for accepting endorsing or discounting any notes or bills and/or under bonds guarantees documentary or other credits or any instruments whatsoever from time to time entered into by the Bank for or at the request of the Policy Owner or for any other matter or thing whatsoever including interest to the date of repayment (calculated at the Interest Rate and payable as well after as before judgment or the death insanity insolvency or other incapability of the Policy Owner) commission fees and other charges and all legal and other costs charges and expenses on a full indemnity basis together with any Value Added Tax at the applicable rate which may be or become due in respect of all or any such matters.

3.2 Punctually to pay all premiums and money payable for keeping up the Policy and any substituted policy or policies and on demand to deliver to the Bank the receipt for any such premium and money and if the Policy Owner shall at any time make default in payment of any such sum or sums it shall be lawful for the Bank to pay the same on its own account or as agent for the Policy Owner as it deems fit and the Policy Holder will pay to the Bank on demand any amount thus expended

3.3 That the Policy is valid and that the Policy Owner will not do any act or commit any default whereby the Policy or any substituted policy or policies may become void or voidable or any increased premium thereon become payable or whereby the Bank may be hindered or prevented from receiving any money thereby assured and if the Policy shall at any time become voidable the Policy Owner will forthwith at the sole cost of the Policy Owner do all such things as shall be requisite to procure that the same remains valid and of full force and effect

3.4 That in case the Policy shall by any means become void the Policy Owner will forthwith at the sole cost of the Policy Owner effect a new policy or policies in lieu thereof or do all such things as may be necessary to enable the Bank so to do (as it is hereby authorised to do) in such manner as the Bank may require in some assurance company or society or other office to be approved by the Bank in a sum not less than (and having a surrender value not less than) the sum which was assured by the Policy which shall have become void including any bonus or bonuses which may have been declared thereon and every such new or substituted policy or policies shall





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be subject in all respects to this security and all the covenants and provisions contained herein and implied by statute shall apply thereto

3.5 That the Policy Owner will forthwith at the sole cost of the Policy Owner and at the request of the Bank execute any deed or document and do all such other things as shall be considered necessary or desirable by the Bank in its unfettered discretion in order to procure that this Assignment takes effect as a legal assignment of the Policy or to perfect or improve this Assignment in any other manner whatsoever or to assign any substituted policy or policies as aforesaid all such further assignments deeds and documents to be prepared by or on behalf of the Bank at the cost of the Policy Owner and to contain such clauses for the benefit of the Bank and otherwise as the Bank may reasonably require

3.6 That the Policy Owner has not borrowed and will not borrow or attempt to borrow any sum from the assurance company or society or other office which has issued the Policy whether such borrowing be pursuant to the terms of the Policy or otherwise

3.7 That the Policy Owner will at all times observe and comply with the proper requirements of the assurance company or society or other office which has issued the Policy and will notify the Bank of any notice or information received or issued by or on behalf of the Policy Owner in respect of the Policy and further will supply to the Bank on demand such other information (including a copy of any document) in relation to the Policy as the Bank shall from time to time require

3.8 That the Policy Owner will not save as provided in this Assignment or authorised by the Bank in writing assign sell part with transfer charge pledge create any lien or security interest in or over waive surrender release vary or otherwise deal or purport to deal or attempt to deal with the Policy

3.9 That the Policy Owner will deposit with the Bank and permit the Bank during the continuance of this security to hold and retain the Policy and all other deeds and documents relating to the Policy as the Bank may from time to time require

3.10.1 That the Policy Owner will pay on a full indemnity basis to the Bank on demand the amount of all expenses properly incurred by the Bank in relation to the Policy and this Assignment with interest thereon at the





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         Interest Rate from the respective time and times at which such money shall have been expended until the date of repayment and until repayment such sums and interest shall be charged on the Policy

3.10.2 For the avoidance of doubt IT IS HEREBY AGREED that the expression "expenses" includes all costs moneys charges and expenses properly paid and all liability properly incurred by the Bank (including legal costs charges and expenses ascertained as between solicitor and own client) on or in connection with or incidental to the Policy and this Assignment and all expenses herein covenanted by the Policy Owner to be paid and in particular in connection with

         3.10.2.1 obtaining any report of any nature or of any kind whatsoever in connection with the Policy

         3.10.2.2 investigating any matter in relation to the Policy and/or considering enforcing or attempting to enforce the rights and powers of the Bank hereunder or under the general law

         3.10.2.3 doing or considering any other matter or thing whatsoever which the Bank reasonably considers to be for the benefit of or preservation of or the more advantageous realisation of the Policy

3.11 To pay into such account with the Bank in the name of the Policy Owner or to such other account as the Bank shall direct all monies received by the Policy Owner under or by virtue of the Policy and pending such payment to hold such moneys in trust for the Bank

4.       Default

In case of default by the Policy Owner in the performance of any covenant in relation to the Policy it shall be lawful for but not obligatory upon the Bank to do whatever may be necessary to make good such default and any expenses incurred by the Bank in that behalf with interest thereon at the Interest Rate from the respective time or times at which such money shall have been expended until the date of repayment shall be deemed to be properly incurred for the purposes of this Assignment and shall be charged on the Policy

5.       Power of Sale

5.1 Section 103 of the Law of Property Act 1925 shall not apply hereto and the statutory power of sale and other powers of the Bank (whether given by statute or expressed herein) shall be exercisable without further notice at any time after demand for payment of any money or the performance of any





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obligation or discharge of any liability hereby secured whether or not the
Policy Owner shall have been accorded sufficient time or any time in which to satisfy the demand made and the date of such demand shall (without prejudice to the equitable right of redemption) be the redemption date

5.2 No assurance company or society or other office which has issued the Policy nor any purchaser or other person shall be bound or concerned to see or enquire whether the right of the Bank to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise of or purported exercise of such powers

6.       Powers of Bank

6.1 At any time after demand as aforesaid the Bank may without further demand or notice at its discretion

6.1.1 Surrender the Policy to the assurance company or society or other office liable thereon or exchange the Policy for a paid up policy in either case for such consideration and upon such terms and conditions as the Bank deems fit

6.1.2 Exercise the statutory power of sale and sell the Policy by public auction or private contract or otherwise for such consideration and generally on such terms and conditions as the Bank deems fit and with power to buy rescind or vary any contract for sale and to resell the same without being liable for any loss or diminution in the price obtained

6.1.3 Exercise all or any of the Policy Owner's rights and powers in relation to the Policy or decline to do so

6.1.4 Borrow (for the purpose of applying the same as provided in Clause 6.4) from the assurance company society or other office which has issued the Policy such sum or sums as the Bank deems fit and upon such terms as the Bank shall agree including terms whereby the Policy Owner shall be liable for all sums thus borrowed including interest thereon and other charges

6.1.5 Surrender release vary extend or otherwise deal with all or any of the Policy Owner's rights and powers in relation to the Policy

6.1.6 Appropriate the whole or any part of the monies standing to the credit of any account mentioned in clause 3.11 in or towards the satisfaction of the Policy Owner's indebtedness to the Bank and if the Bank does





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         not do so then (unless the Bank gives express notice to the contrary to the Policy Owner) it shall nevertheless be treated as if it had done so at the time of demand as aforesaid

6.2 The receipt of an authorised officer of the Bank for any money which may be or become payable or for any policy which may be or become deliverable for or in respect of or in exchange for the Policy (whether on a sale or surrender or otherwise) shall effectually discharge the person or persons paying or delivering the same therefrom and from being concerned to see to the application or being answerable for the misapplication thereof and such person or persons shall not be bound or concerned to see or enquire whether at the time of such payment or delivery any money remains owing upon this security

6.3 All money expended by the Bank shall on demand be repaid by the Policy Owner with interest thereon at the Interest Rate from the respective time or times at which such money shall have been expended until the date of repayment

6.4 All money received by the Bank in the exercise of any powers conferred by this Assignment shall be applied after the discharge of all liabilities (if any) having priority thereto in or towards satisfaction of such of the moneys obligations and liabilities hereby secured and in such order as the Bank in its absolute discretion may from time to time conclusively determine (save that the Bank may credit the same to a suspense account for so long and in such manner as the Bank may from time to time determine)

7.       Consents and Notices

7.1 Any consent to be given by the Bank hereunder may be given by writing under the hand of an authorised officer of the Bank

7.2 A demand for payment or any other demand or notice under this Assignment shall be effective notwithstanding the death insanity insolvency or other incapacity of the Policy Owner and shall be made or given in writing by any agent or solicitor or authorised officer of the Bank and (in the case of an individual) served upon the Policy Owner or his personal representatives personally or delivered or sent by first class letter post cable telex or facsimile transmission to the Policy Owner or his personal representatives at his or their usual place of abode or place of business last known to the Bank or (in the case of a corporate body) served on any one of its directors or the company secretary or delivered or sent as aforesaid to its registered office or the address or place of business





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of the Policy Owner last known the Bank or (in either case) delivered or sent as aforesaid to the address of the Policy Owner stated in the Schedule and a demand or notice so addressed and posted shall be deemed to be delivered forty eight hours after posting and shall be effective notwithstanding that it be returned undelivered and in proving such service it shall be sufficient to prove that the notice or demand was properly addressed and posted and any notice or demand sent by cable telex or facsimile transmission shall be deemed to have been served at the time of despatch and shall be effective notwithstanding any incomplete or distorted transmission and in proving such service it shall be sufficient to prove that the notice or demand (if by cable) was properly addressed and dispatched or (if by telex or facsimile transmission) was transmitted to the correct number from which the correct answerback or other appropriate acknowledgement of receipt was obtained

7.3 In the case of the death of any person a party hereto and until receipt by the Bank of notice in writing of the grant of representation to the estate of the deceased any notice or demand by the Bank sent by first class letter post cable telex or facsimile transmission as aforesaid addressed to the deceased or to his personal representatives at the usual place of abode or place of business of the deceased last known to the Bank shall for all purposes be deemed a sufficient service of a notice or demand by the Bank on the deceased and his personal representatives and shall be as effectual as if the deceased were still living

7.4 Any such notice or demand or any certificate as to the amount at any time secured hereby shall (in the absence of manifest error) be conclusive and binding upon the Policy Owner if signed by any agent or solicitor or authorised officer of the Bank

8.       Continuing Security and Banking Powers

8.1 This Assignment shall be a continuing security to the Bank notwithstanding the death insanity insolvency or other incapacity of the Policy Owner and shall not be prejudiced by repayment or partial repayment of sums from time to time owing by the Policy Owner to the Bank or by the settlement of any account and is in addition to and shall not merge with or otherwise prejudice or affect any contractual or other right or remedy or any collateral or other securities now or hereafter held or available for any of the moneys hereby secured (even if the same shall be taken without the consent or against the prohibition of the Policy Owner in respect of moneys for which the Policy





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Owner is or shall be liable as surety only) and this Assignment shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Bank now or hereafter dealing with exchanging releasing varying or abstaining from perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or other indulgence or compounding with any other person liable

8.2 The Bank may from time to time give time for payment of any bill or bills of exchange promissory note or notes or other security or securities which may have been discounted for or received in account from the Policy Owner by the Bank or on which the Policy Owner shall or may be liable as drawer or endorser or otherwise liable thereon as the Bank shall in its discretion think fit without in any manner releasing the Policy Owner or affecting the security hereby created and nothing herein contained shall operate so as to merge or otherwise prejudice or affect any bill note guarantee mortgage or other security which the Bank may for the time being have for any money or liabilities due or incurred by the Policy Owner to the Bank or any right or remedy of the Bank thereunder

8.3 The Bank may upon receiving notice of any charge or other interest affecting the Policy (whether or not the Bank has consented hereunder to such charge or the creation of such other interest) close the then current account and open a new account with the Policy Owner and if the Bank does not open a new account then (unless the Bank gives express notice to the contrary to the Policy Owner) it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time no money paid in or carried to the credit of the Policy Owner in such new account shall be appropriated towards or have the effect of discharging any part of the amount due to the Bank on the said closed account at the time when it received such notice as aforesaid

8.4 If the Policy Owner shall have more than one account with the Bank (whether in the name of the Bank for the account of the Policy Owner or of the Policy Owner jointly with others and whether current deposit loan or of any other nature whatsoever whether subject to notice or not and whether in Sterling or in any other currency and wheresoever situate) the Bank may at any time and without any prior notice in that behalf forthwith transfer all or any part of any balance standing to the credit of any such account to any other such account which may be in debit or in respect of which there are outstanding obligations or liabilities (be they present future actual contingent primary collateral several or joint) and so that where the expression "the Policy Owner" includes more than one person or corporate body such transfer may be made from any account in the name of one or more such persons or corporate





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bodies to any account in the name of the Policy Owner and where such combination or transfer requires the conversion of one currency into another such conversion shall be calculated at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing the currency for which the Policy Owner is liable with the existing currency so converted

8.5 None of the persons or corporate bodies included in the expression "the Policy Owner" shall as against the Bank be entitled to any of the rights or remedies legal or equitable of a surety as regards the indebtedness or liabilities of any of the other persons or corporate bodies included in the expression "the Policy Owner"

8.6 The execution of this Assignment by the Policy Owner shall constitute an authority on the part of the Policy Owner to the Bank to disclose to any bank or financial institution to whom the Bank is proposed to assign all or any of its rights hereunder or to offer or grant a participation in any loan secured by this Assignment such information concerning the affairs of the Policy Owner insofar as they relate to the Policy in such manner and to such extent as the Bank shall from time to time deem fit

9.       Currency Clauses

9.1 All moneys received or held by the Bank under this Assignment may from time to time be converted into such other currency as the Bank considers necessary or desirable to cover the obligations and liabilities of the Policy Owner in that currency at the then prevailing spot rate of exchange of the bank (as conclusively determined by the Bank) for purchasing the currency to be acquired with the existing currency

9.2 If and to the extent that the Policy Owner fails to pay the amount due on demand the Bank may in its absolute discretion without notice to the Policy Owner purchase at any time thereafter so much of a currency as the Bank considers necessary or desirable to cover the obligations and liabilities of the Policy Owner in such currency hereby secured at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing such currency with sterling and the Policy Owner hereby agrees to indemnify the Bank against the full sterling price (including all costs charges and expenses) paid by the Bank

9.3 No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Policy Owner in respect of which it was made unless and until the Bank shall have





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received payment in full in the currency in which such obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Bank shall have a further separate cause of action against the Policy Owner and shall be entitled to exercise all or any of its rights under this Assignment to recover the amount of the shortfall

10.      Power of Attorney

10.1 As security for the covenants hereinbefore contained and in consideration of the Bank making available or continuing to make available banking facilities to the Policy Owner the Policy Owner hereby irrevocably during the continuance in force of this security appoints the Bank and any person or corporate body deriving title under the Bank any person nominated in writing under the hand of an officer of the Bank or any successor in title severally to be the Attorney of the Policy Owner for the Policy Owner and in the Policy Owner's name and on the Policy Owner's behalf to execute seal and deliver or otherwise perfect any deed or other instrument or act which may be required or deemed proper for any of the purposes of this security (including any other deed or document referred to in Clause 3.5) or to protect by registration or otherwise the interest of the Bank hereunder and this appointment shall operate as a general power of attorney under section 10 of the Powers of Attorney Act 1971

10.2 The Policy Owner hereby covenants with the Bank and its successors in title that on request the Policy Owner will ratify and confirm all security agreements documents acts and things and all transactions entered into by the Bank or by the Policy Owner at the instance of the Bank in the exercise or purported exercise of its or their powers and the Policy Owner irrevocably acknowledges and agrees that such power of attorney is inter alia given to secure the performance of the obligations owed to the Bank by the Policy Owner

11.      Consolidation

11.1 The restriction of the right of consolidating mortgage securities contained in section 93 of the Law of Property Act 1925 shall not apply to this Assignment or to any security given to the Bank pursuant hereto





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11.2     No failure or delay by the Bank in exercising any right or remedy shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy

11.3 The security given to the Bank pursuant to this Assignment shall extend to all indebtedness of the Policy Owner to the Bank as mentioned in clause 3.1 whether or not the Bank was an original party to the relevant transaction or transactions by virtue of which such indebtedness or any part of it may from time to time arise

11.4 Each of the provisions of this Assignment is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby

11.5 Each person and corporate body included in the expression "the Policy Owner" agrees to be bound by this Assignment notwithstanding that any other such persons or corporate body intended to execute or be bound may not do so or be effectually bound and notwithstanding that this Assignment may be determined or become invalid or unenforceable against any one or more persons or corporate bodies whether or not the deficiency is known to the Bank

12.      Certificate of non-contravention

12.1 The Policy Owner hereby represents and warrants that the Policy Owner has full power authority and legal right to give and to observe the terms and conditions of this Assignment and that there is no provision in the memorandum or articles of association or any other constitutional document of any corporate body included in the expression "the Policy Owner" or in any other corporate document mortgage indenture trust deed or any other agreement binding upon the Policy Owner or affecting the Policy Owner which would inhibit or prevent the Policy Owner from entering into the obligations set out in this Assignment or prevent conflict with or affect the Policy Owner's performance or observance of any of the terms of this Assignment

12.2 The Policy Owner hereby undertakes to the Bank that the Policy Owner will obtain and maintain in full force and effect all governmental and other approvals and consents and do or cause to be done all other acts and things necessary or desirable in connection herewith or for the performance of the Policy Owner's obligations hereunder





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
13.      Proper Law and Jurisdiction

13.1 This Assignment shall be governed by and construed in accordance with the Law of England and Wales and the Policy Owner hereby irrevocably submits to the non-exclusive jurisdiction of the Courts in England and Wales

13.2 Without prejudice to the generality of the provisions of sections 695 and 725 of the Companies Act 1985 and the Rules of the Supreme Court for the time being the Policy Owner hereby irrevocably authorises and appoints the Solicitors named in the Schedule (or such other person being a firm of solicitors resident in England or Wales as the Policy Owner may by notice to the Bank substitute) to accept service of all legal process arising out of or connected with this Assignment and service on those Solicitors (or such substitute) shall be deemed to be service on the Policy Owner

14.      Headings and Interpretation

14.1 The subject headings are for information only and do not affect the construction or effect of this Assignment

14.2 Words importing the masculine gender only include the feminine gender and words importing the singular number may include the plural number and vice versa

14.3 Words denoting or referring to a natural person shall include a corporate body and vice versa

14.4 Any reference to a statute includes any amendment or re-enactment of it for the time being in force and (where the context so admits or requires) any antecedent statute amended or re-enacted by that statute and any statutory instrument regulation or order deriving authority or validity therefrom





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
IN WITNESS whereof the Policy Owner has executed this Assignment as a deed on the date shown in the Schedule

Signed and Delivered              )
by the said Horizon               )
Exploration Limited               )
in the presence of:-              )

Witness Name:
Address:

Occupation:

Signed and Delivered              )
by the said                       )
                                  )
in the presence of:-              )

Witness Name:
Address:

Occupation:





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